UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 24, 2017

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207

(Address of principal executive offices) (Zip Code)

(904) 357-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 24, 2017, Rayonier Advanced Materials Inc., a Delaware corporation (the “Company”), entered into an Arrangement Agreement (the “Agreement”), pursuant to which the Company would acquire all of the outstanding common shares of Tembec Inc., a corporation continued and existing under the laws of Canada (“Tembec”).

Pursuant to the Arrangement Agreement and the Plan of Arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”), and upon the terms and subject to the conditions described therein, each outstanding share of common stock of Tembec (other than shares directly or indirectly owned by the Company and other than shares with respect to which rights of dissent are properly exercised) will be converted into the right to receive, at the holder’s election (subject to proration as described below), (i) C$4.05 in cash per Tembec common share (the “Cash Election Consideration”) or (ii) 0.2302 newly issued shares of common stock of the Company (the “Stock Election Consideration”).

Elections for Cash Election Consideration and Stock Election Consideration are subject to proration procedures set forth in the Arrangement Agreement so that 63.3% of the aggregate Tembec common shares will be converted into the Cash Election Consideration and 36.7% of the aggregate Tembec common shares will be converted into the Stock Election Consideration.

The transaction has been unanimously approved by the board of directors of the Company and by the board of directors of Tembec.

The acquisition contemplated by the Agreement is expected to close in the second half of 2017 and is to be implemented by way of an arrangement under the Canada Business Corporations Act (the “Arrangement”). The Arrangement is subject to certain closing conditions, including, among others, approval by Tembec shareholders, approval of the arrangement by the Superior Court of Québec and receipt of regulatory approvals, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Competition Act (Canada) and the Investment Canada Act, if required, and receipt of other specified approvals. The Agreement provides for the payment of fees upon the termination of the Agreement under certain circumstances, including a payment of a fee by Tembec to the Company in certain circumstances (including in connection with a superior proposal, if any, that meets the requirements of the Agreement) and a payment of a fee by the Company to Tembec in certain circumstances (including in connection with a failure to obtain certain regulatory approvals, to the extent specified by the Agreement).

The description above of the Agreement is qualified in its entirety by reference to the terms of the Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Agreement and the issuance of Stock Election Consideration is incorporated herein by reference.

The Company common stock to be issued in the Arrangement will be issued in reliance upon Section 3(a)(10) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 7.01	Regulation FD Disclosure.

On May 25, 2017, the Company issued a press release relating to the entry into the Agreement described in Item 1.01. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on May 25, 2017, the Company will hold a conference call and simultaneous presentation to investors at 9:00 a.m., Eastern Time to discuss the transactions contemplated by the Agreement. The Company posted the investor presentation on the “Investor Relations” section of its website available at investors.rayonieram.com and furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

In connection with its entry into the Agreement, the Company entered into a commitment letter, dated May 24, 2017 (the “Commitment Letter”), with Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Wells Fargo Bank, National Association (“Wells Fargo”) and Wells Fargo Securities, LLC (“WFS” and, together with Bank of America, MLPFS and Wells Fargo, the “Commitment Parties”), pursuant to which certain of the Commitment Parties committed to provide, subject to customary closing conditions, up to $450,000,000 of senior secured term loans as additional tranches under the Company’s existing senior secured credit facility, the proceeds of which may be used to fund all or a portion of the cash portion of the consideration for the Acquisition, to refinance certain existing indebtedness of Tembec and its subsidiaries, and to pay fees, commissions and expenses incurred in connection with the foregoing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Arrangement Agreement by and between Tembec Inc. and Rayonier Advanced Materials Inc. dated as of May 24, 2017*

99.1	Press release, dated May 25, 2017

99.3	Investor Presentation made in connection with entering into the Arrangement Agreement

*	The exhibits to the Arrangement Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains statements concerning the timing of the closing of the transaction and the timing and receipt of applicable shareholder, court and third party approvals, as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect. In addition to other assumptions identified in this Current Report on Form 8-K, assumptions have been made regarding, among other things, the timing of the closing of the transaction and the receipt of applicable shareholder, court and third party approvals.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated and described in the forward-looking statements or information. These risks and uncertainties include the risks that the conditions to the transaction will not be satisfied or the transaction will not close on the terms expected.

The forward-looking statements or information contained in this Current Report on Form 8-K are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Additional Information

In connection with the proposed Acquisition, Tembec will file a notice of a special meeting of its shareholders and related information circular (the “Circular”) with the Canadian Securities Administrators. Investors and security holders are advised to read the Circular when it becomes available because it will contain important information about the Arrangement and the parties to the Arrangement. Investors and security holders may obtain a free copy of the Circular (when available) and other documents filed by Tembec at the Canadian Securities Administrators website at www.sedar.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017

Rayonier Advanced Materials Inc. (Registrant)

By:	/s/ Michael R. Herman
Name:	Michael R. Herman
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

2.1	Arrangement Agreement by and between Tembec Inc. and Rayonier Advanced Materials Inc. dated as of May 24, 2017*

99.1	Press release, dated May 25, 2017

99.3	Investor Presentation made in connection with entering into the Arrangement Agreement

*	The exhibits to the Arrangement Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.